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                                                                   EXHIBIT 10.41


                           FIRST AMENDMENT TO LEASE

RE:  8825 Solon Road, Suite E8, Houston, Texas 77064

BY THIS AGREEMENT, the Lease Agreement dated February 9, 1998, by and between IVEST, INC., "Landlord," and HIGGINBOTHAM AUDIO/VISUAL SOLUTIONS, "Tenant," is hereby amended and supplemented in the following respects:

1.  Article 1.07 Leased Premises:  The subject of this First Amendment to Lease
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is a portion of the warehouse(s) located in Harris County, Texas, on real estate which is legally defined in Exhibit "A" of the lease. The leased portion is approximately 2,500 square feet of warehouse space and is more commonly referred to as 8825 Solon Road, Suite E9, Houston, Texas 77064 (hereinafter referred to as "Premises"), and is more particularly described and attached hereto as Exhibit "A-2" and incorporated herein by reference.

2.  Article 1.08 Lease Term:  Subject to and upon the terms and conditions set
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forth herein, this lease shall continue in full force and effect for a term of
20 months beginning August 1, 1998, and ending at midnight on March 31, 2000.
The prorated rent from date of entry on July   , 1998, is             .
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3.  Article 1.11 Security Deposit:  Landlord hereby acknowledges that a security
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deposit in the amount of $575.00 was received by Guardian Management Co. of
Houston, in accordance with the Lease agreement entered into on February 9, 1998. An additional $800.00 is required.

4.  Article 1.12 Rent:  Tenant covenants and agrees to pay Landlord as Base Rent
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and Common Area Charge (CAM) for the Leased Premises, a monthly payment in the amount of $800.00.  Base Rent will be $750.00.  Common Area Charge will be
$50.00.

5. Landlord will prepare the unit for Tenant's use to include servicing the HVAC system, electrical work, and plumbing system and other mechanical systems in Suite E9. Suite E9 will also be cleaned and painted and the carpet will be cleaned. Single encased doorways will be constructed between the offices of Suite E8 and Suite E9 on the first floor and the second floor. A double door will be constructed between the warehouses of Suite E8 and Suite E9. Tenant will be able to lock the warehouse door in both Suites.

6. Except for the above, all other terms and conditions shall remain unchanged and in full force and effect.

AGREED TO AND ACCEPTED THIS 13th DAY OF JULY, 1998.

TENANT:  HIGGINBOTHAM AUDIO/VISUAL SOLUTIONS

BY:       /s/ ROBERT HIGGINBOTHAM
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TITLE:    Vice President, EIS, Inc.
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LANDLORD:  IVEST, INC.

BY:       /s/ COLEEN DEHOOS
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TITLE:    Office Manager
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